UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DELTA AIR LINES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DELTA AIR LINES, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

This notice is being sent to stockholders of Delta Air Lines, Inc. The materials that stockholders should review before casting a vote on the proposals to be considered at the 2009 annual meeting are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and

  Stockholder Meeting to be held on June 22, 2009

The Following Proxy Materials are Available at

www.proxyvote.com

•   Notice and Proxy Statement

•   Annual Report on Form 10-K for the Year Ended December 31, 2008

review all of the important information contained in the proxy materials before voting.

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before June 8, 2009.

HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
	1) BY INTERNET 2) BY TELEPHONE 3) BY E-MAIL*	- www.proxyvote.com - 1-800-579-1639 - sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information	How To Vote

Meeting Type: Annual

Meeting Date: June 22, 2009

Meeting Time: 8:00AM E.D.T.

For holders as of: April 24, 2009

Meeting Location:

AXA Equitable Center

787 Seventh Avenue

New York, New York 10019

Meeting Directions:

For directions to the annual meeting location please see:

www.aepgny.com/directions.html

Vote In Person

Please check the meeting materials for the special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares if you are eligible to vote in person.

Vote By Internet

To vote now, go to WWW.PROXYVOTE.COM. Use the Internet to transmit voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern Daylight Time on the date of the applicable deadline specified in the proxy statement. Have this notice in hand when accessing the web site and follow the instructions.

Voting items
The Board of Directors recommends a vote FOR Proposals 1 and 2, and AGAINST Proposal 3.

1.	DELTA’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES:
Election of Nominees for Director:

	1a.	Richard H. Anderson	1g.	David R. Goode

	1b.	Roy J. Bostock	1h.	Paula Rosput Reynolds

	1c.	John S. Brinzo	1i.	Kenneth C. Rogers

	1d.	Daniel A. Carp	1j.	Rodney E. Slater

	1e.	John M. Engler	1k.	Douglas M. Steenland

	1f.	Mickey P. Foret	1l.	Kenneth B. Woodrow

DELTA’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2.	To ratify the appointment of Ernst & Young LLP as Delta’s independent auditors for the year ending December 31, 2009.

DELTA’S BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 3, WHICH WAS SUBMITTED BY A STOCKHOLDER

3.	Stockholder proposal regarding cumulative voting in the election of directors.